Item 9.01. Financial Statements and Exhibits.
Exhibits.
Exhibit 99.1 Press Release issued by Regency Energy Partner on February 2, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

By: Regency GP LP, its general partner By: Regency GP LLC, its general partner

By:	/s/ Stephen L. Arata Stephen L. Arata
Executive Vice President and Chief Financial Officer
February 2, 2009